Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Financial Supplement
September 30, 2019
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Selected Income Statement Data:
Net income (loss)	$65	$46	$171	$(148)	$56	$282	$161
Net income (loss) available to common shareholders	58	38	163	(156)	49	259	140
AOI available to common shareholders (1)	79	65	82	76	62	226	181

Earnings Per Share
Diluted net income (loss) available to common shareholders	0.26	0.17	0.74	(0.70)	0.23	1.19	0.65
Diluted AOI available to common shareholders (1)	0.36	0.30	0.37	0.34	0.29	1.04	0.84
Diluted weighted-average shares outstanding (in millions)	216.54	217.26	219.68	220.91	214.42	217.81	214.39

Select Metrics:
Return on average common shareholders' equity (1) (3)	11.6%	9.6%	71.6%	(80.0)%	19.0%	7.5%	15.1%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1) (3)	19.7%	16.6%	22.1%	19.8%	15.3%	19.3%	15.3%
Common shares outstanding (in millions)	215.04	217.19	217.33	221.06	214.37	215.04	214.37
GAAP Book value per common share	9.97	8.46	6.15	2.19	5.02	9.97	5.02
GAAP Book value per common share, excluding AOCI (1)	7.56	7.31	7.15	6.43	7.67	7.56	7.67
Statutory Book value per share (1) (2)	8.99	8.63	8.56	8.15	8.83	8.99	8.83
Statutory Book value per share, excluding IMR and AVR (1) (2)	11.81	11.33	11.28	10.78	11.65	11.81	11.65
AAUM (1)	27,871	27,388	25,862	26,140	25,883	27,050	25,437
Yield on average assets under management "AAUM" (1)	4.32%	4.60%	4.47%	4.51%	4.13%	4.46%	4.26%
Total product net investment spread (1)	2.05%	2.26%	2.17%	2.10%	1.71%	2.16%	1.89%

Sales
FIA	590	767	668	667	631	2,025	1,616
Fixed rate annuities (MYGA)	107	263	280	185	211	650	573
Institutional spread based	100	92	105	105	—	297	200
Total annuity	797	1,122	1,053	957	842	2,972	2,389
Index universal life	9	10	8	8	7	27	20
Flow reinsurance	108	104	60	53	45	272	132
Total Sales	$914	$1,236	$1,121	$1,018	$894	$3,271	$2,541
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Statutory book value per share measures reflect an increase in the share count at December 31, 2018 as a result of the tender of warrants on our common stock. The book value of our international subsidiaries and statutory per share measures have been trued-up in prior periods to be more representative of our combined regulatory capital position.
(3) Return on shareholders' equity marked for the nine months ended represents the twelve months ended September 30

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: September 30, 2019 - $23,047; December 31, 2018 - $22,219)	$23,907	$23,362	$21,605	$21,109	$21,421
Equity securities, at fair value (cost: September 30, 2019 - $1,104; December 31, 2018 - $1,526)	1,097	1,144	1,171	1,382	1,440
Derivative investments	454	383	305	97	432
Short term investments	—	—	—	—	15
Mortgage loans	836	760	674	667	497
Other invested assets	1,078	1,030	755	662	606
Total investments	27,372	26,679	24,510	23,917	24,411
Cash and cash equivalents	990	772	1,357	571	944
Accrued investment income	246	232	238	216	230
Funds withheld for reinsurance receivables, at fair value	2,045	1,922	837	757	708
Reinsurance recoverable	3,250	3,264	3,113	3,190	2,460
Intangibles, net	1,397	1,421	1,421	1,359	1,205
Deferred tax assets, net	92	150	283	343	285
Goodwill	467	467	467	467	467
Other assets	258	191	220	125	250
Total assets	$36,117	$35,098	$32,446	$30,945	$30,960

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$25,355	$24,828	$23,881	$23,387	$23,164
Future policy benefits, including $1,887 and $725 at fair value at September 30, 2019 and December 31, 2018, respectively (b)	5,714	5,641	4,677	4,641	4,631
Funds withheld for reinsurance liabilities	838	839	653	722	3
Liability for policy and contract claims (c)	63	66	70	64	60
Debt	542	542	541	541	540
Revolving credit facility	15	—	—	—	—
Other liabilities	1,015	922	873	700	1,088
Total liabilities	33,542	32,838	30,695	30,055	29,486

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 421,885 and 399,033 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 221,660,974 issued and outstanding at September 30, 2019 and December 31, 2018)	—	—	—	—	—
Additional paid-in capital	2,022	2,014	2,007	1,998	2,056
Retained earnings (Accumulated deficit)	85	30	(6)	(167)	(13)
Accumulated other comprehensive income (loss)	520	251	(216)	(937)	(569)
Treasury stock, at cost (6,622,420 shares at September 30, 2019; 600,000 shares at December 31, 2018)	(52)	(35)	(34)	(4)	—
Total shareholders' equity	2,575	2,260	1,751	890	1,474
Total liabilities and shareholders' equity	$36,117	$35,098	$32,446	$30,945	$30,960

Equity attributable to preferred shareholders (1)	$430	$422	$414	$406	$398
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products, life contingent SPIA contracts, long-term care block and offshore reinsurance annuity products.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$5	$7	$8	$7	$7	$20	$23
Life contingent immediate annuity	4	1	8	2	5	13	22
Net investment income	301	315	289	295	267	905	812
Net investment gains (losses)	103	135	240	(555)	119	478	(74)
Surrender charges	7	8	8	9	9	23	35
Cost of insurance fees and other income	35	29	47	31	37	111	104
Total revenues	455	495	600	(211)	444	1,550	922
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	19	22	18	20	17	59	57
Life contingent immediate annuity benefits and changes in future policy benefits	20	15	5	12	13	40	44
Interest sensitive and index product benefits and changes in future policy benefits	292	231	316	(84)	267	839	374
General expenses	26	44	31	47	31	101	103
Acquisition expenses	97	207	103	106	94	407	242
Deferred acquisition costs ("DAC")	(75)	(104)	(90)	(98)	(85)	(269)	(219)
Amortization of intangibles	12	13	29	(23)	28	54	72
Total benefits and expenses	391	428	412	(20)	365	1,231	673
Operating income	64	67	188	(191)	79	319	249
Interest expense	(8)	(8)	(8)	(8)	(8)	(24)	(21)
Income before income taxes	56	59	180	(199)	71	295	228
Income tax (expense) benefit	9	(13)	(9)	51	(15)	(13)	(67)
Net income (loss)	$65	$46	$171	$(148)	$56	$282	$161
Less Preferred stock dividend	7	8	8	8	7	23	21
Net income (loss) available to common shareholders	$58	$38	$163	$(156)	$49	$259	$140

Net income (loss) per common share:
Basic	$0.26	$0.17	$0.74	$(0.70)	$0.23	$1.19	$0.65
Diluted	$0.26	$0.17	$0.74	$(0.70)	$0.23	$1.19	$0.65
Weighted average common shares used in computing net income (loss) per common share:
Basic (millions)	216.44	217.19	219.65	220.91	214.37	217.75	214.37
Diluted (millions)	216.54	217.26	219.68	220.91	214.42	217.81	214.39

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Reconciliation from Net Income (Loss) to AOI (1)

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$65	$46	$171	$(148)	$56	$282	$161
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	(44)	(22)	(70)	174	38	(136)	114
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	63	69	(17)	77	(30)	115	(102)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	18	(10)	19	—	—	27	—
Effect of integration, merger related & other non-operating items	(6)	(3)	(3)	25	4	(12)	15
Effects of extinguishment of debt	—	—	—	—	—	—	(2)
Tax effect of affiliated reinsurance embedded derivative	—	—	—	(15)	—	—	15
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	—	3	—	3
Tax impact of adjusting items	(10)	(7)	(10)	(29)	(2)	(27)	(2)
AOI	$86	$73	$90	$84	$69	$249	$202
Dividends on preferred stock	(7)	(8)	(8)	(8)	(7)	(23)	(21)
AOI available to common shareholders	$79	$65	$82	$76	$62	$226	$181

Per diluted common share:
Net income (loss) available to common shareholders	$0.26	$0.17	$0.74	$(0.70)	$0.23	$1.19	$0.65
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	(0.20)	(0.10)	(0.32)	0.78	0.18	(0.62)	0.53
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	0.29	0.32	(0.08)	0.35	(0.14)	0.53	(0.47)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	0.08	(0.05)	0.09	—	—	0.12	—
Effect of integration, merger related & other non-operating items	(0.03)	(0.01)	(0.01)	0.11	0.02	(0.06)	0.07
Effects of extinguishment of debt	—	—	—	—	—	—	(0.01)
Tax effect of affiliated reinsurance embedded derivative	—	—	—	(0.07)	—	—	0.07
Net impact of Tax Cuts and Jobs Act (c)	—	—	—	—	0.01	—	0.01
Tax impact of adjusting items	(0.04)	(0.03)	(0.05)	(0.13)	(0.01)	(0.12)	(0.01)
AOI available to common shareholders per diluted share	$0.36	$0.30	$0.37	$0.34	$0.29	$1.04	$0.84
(1)Refer to "Non-GAAP Financial Measures Definitions"
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), unearned revenue ("UREV") amortization and cost of reinsurance, as applicable.
(b) The updated definition of AOI removes the fair value impacts of assumed reinsurance by our international subsidiaries for periods after September 30, 2018.
(c) The Company recorded an immaterial out of period adjustment related to the December 1, 2017 fair value of the deferred income tax valuation allowance acquired from the Business Combination. See "Note 2. Significant Accounting Policies and Practices" of the Company’s Form 10-K for additional information.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Adjusted Operating Income Statement (1)

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenues:
Premiums	$9	8	16	9	$12	$33	$45
Net investment income	301	315	289	295	267	905	812
Net investment gains (losses) (a)	5	11	19	(62)	27	35	(6)
Insurance and investment product fees and other (b)	40	40	47	40	46	127	139
Total revenues	355	374	371	282	352	1,100	990

Benefits and expenses:
Benefits and other changes in policy reserves (c)	175	93	178	130	192	446	519
Acquisition and operating expenses, net of deferrals (d)	54	150	47	43	41	251	116
Amortization of intangibles (e)	31	30	29	24	28	90	79
Total benefits and expenses	260	273	254	197	261	787	714

Adjusted operating income before interest and taxes (1)	95	101	117	85	91	313	276
Interest expense	(8)	(8)	(8)	(8)	(8)	(24)	(23)
Adjusted operating income before taxes (1)	87	93	109	77	83	289	253
Income tax expense	(1)	(20)	(19)	7	(14)	(40)	(51)
Adjusted operating income (1)	86	73	90	84	69	249	202
Less Preferred stock dividend	(7)	(8)	(8)	(8)	(7)	(23)	(21)
Adjusted operating income available to common shareholders (1)	$79	$65	$82	$76	$62	$226	$181

(1)Refer to "Non-GAAP Financial Measures Definitions"
(a) Net investment gains (losses): includes the effect of net investment gains (losses) including OTTI, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For periods after September 30, 2018, effects of net investment gains include the change in fair value of the reinsurance related embedded derivative.
(b) Insurance and investment product fees and other: includes the effect of cost of reinsurance and contract fee termination.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives and the fair value impacts of assumed reinsurance by our international subsidiaries.
(d) Acquisition and operating expenses, net of deferrals: includes the effects of integration, merger related and other non-operating items.
(e) Amortization of intangibles includes the impact on DAC, VOBA, and DSI of the adjustments in a and c above.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net income (loss) and AOI. The amounts below are included in disclosures within the Company's earnings releases to explain our Net income (loss) and AOI results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss)	$65	$46	$171	$(148)	$56	$282	$161

AOI	$86	$73	$90	$84	$69	$249	$202
Notable Items (Not Trendable) Included within AOI and Net income (loss) [(unfavorable)/favorable]
Project expenses (a)	—	(11)	(2)	(2)	—	(13)	(3)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	(2)	3	14	4	5	15	18
Assumption review & DAC, VOBA, DSI and cost of reinsurance unlocking (c)	7	—	—	(4)	5	7	5
Bond prepay income / other (d)	15	4	5	15	—	24	4
(a) Project related expenses.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Capitalization

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$565	$550	$550	$550	$550
Total debt	565	550	550	550	550
Total shareholders' equity	2,575	2,260	1,751	890	1,474
Total capitalization	3,140	2,810	2,301	1,440	2,024
AOCI	520	251	(216)	(937)	(569)
Total capitalization excluding AOCI (1)	$2,620	$2,559	$2,517	$2,377	$2,593

Total shareholders' equity	2,575	2,260	1,751	890	1,474
Equity available to preferred shareholders	430	422	414	406	398
Common shareholders' equity	2,145	1,838	1,337	484	1,076
AOCI	520	251	(216)	(937)	(569)
Total common shareholders' equity excluding AOCI (1)	$1,625	$1,587	$1,553	$1,421	$1,645

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	21.6%	21.5%	21.9%	23.1%	21.2%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	29.8%	29.7%	30.1%	31.7%	28.9%

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Reconciliation of Return on Equity (ROE) to Adjusted Operating ROE

	Twelve months ended
Reconciliation of the Twelve Month Rolling ROE to Adjusted Operating ROE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	7.5%	8.2%	10.3%	(1.5)%	15.1%
AOCI	(0.9)%	(2.2)%	(4.6)%	0.5%	(3.3)%
Return on average common shareholders' equity, excluding AOCI (1)	6.6%	6.0%	5.7%	(1.0)%	11.8%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	12.7%	12.3%	12.2%	17.6%	3.5%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	19.3%	18.3%	17.9%	16.6%	15.3%

	Three months ended
Reconciliation of Quarterly ROE to Adjusted Operating ROE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average common shareholders' equity (1)	11.6%	9.6%	71.6%	(80.0)%	19.0%
AOCI	2.8%	0.1%	(27.8)%	39.3%	(6.9)%
Return on average common shareholders' equity, excluding AOCI (1)	14.4%	9.7%	43.8%	(40.7)%	12.1%

Aggregate adjustments to arrive at AOI available to common shareholders (2)	5.3%	6.9%	(21.7)%	60.5%	3.2%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	19.7%	16.6%	22.1%	19.8%	15.3%
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to "Reconciliation from Net Income (Loss) to AOI" for further details on individual adjustments

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BBB-	Ba3	BB+
Outlook		Stable	Stable	Stable
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	Ba2	BB+
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	Not Rated	BB+
Outlook	Stable	Stable	Not Rated	Stable
Senior Unsecured Notes	bbb-	BB+	Ba2	BB+
Outlook	Stable		Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	BBB+	Baa2	BBB+
Outlook	Stable	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	BBB+	Not Rated	BBB+
Outlook	Stable	Stable	Not Rated	Stable
F&G Reinsurance Ltd
Financial Strength Rating	A-	BBB-	Not Rated	Not Rated
Outlook	Stable	Stable	Not Rated	Not Rated
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB-	Baa2	BBB+
Outlook		Stable	Stable	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Net Investment Spread Results

(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Yield AAUM (1)	4.32%	4.13%	4.46%	4.26%
Less: Interest credited and option cost	(2.27)%	(2.42)%	(2.30)%	(2.37)%
Total product net investment spread (1)	2.05%	1.71%	2.16%	1.89%

FIA net investment spread	2.69%	2.16%	2.69%	2.36%

Gross investment book yield - bonds purchased during the period (1)	4.30%	5.58%	4.87%	5.25%

Net investment book yield - bonds purchased during the period (1)	3.86%	5.23%	4.45%	4.99%

AAUM (1)	$27,871	$25,883	$27,050	$25,437
(1) Refer to "Non-GAAP Financial Measures Definitions"

Total Product Net Investment Spread
(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$301	$267	$905	$812
AAUM (1)	27,871	25,883	27,050	25,437
Yield	4.32%	4.13%	4.46%	4.26%

Interest credits, less DSI	$79	$77	$228	$222
Option & futures costs	63	59	187	167
Total interest credited and option costs	$142	$136	$415	$389
Average account value	25,049	22,367	24,072	21,895
Interest credited & option cost	2.27%	2.42%	2.30%	2.37%
Net investment spread (1)	2.05%	1.71%	2.16%	1.89%
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

FIA Net Investment Spread
(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$196	$158	$571	$491
AAUM (1)	17,120	15,181	16,565	15,143
Yield	4.57%	4.15%	4.59%	4.32%

Interest credits, less DSI	$13	$15	$39	$46
Option & futures costs	63	59	187	167
Total interest credited and option costs	$76	$74	$226	$213
Average account value	16,213	14,766	15,845	14,495
Interest credited & option cost	1.88%	1.99%	1.90%	1.96%
Net investment spread (1)	2.69%	2.16%	2.69%	2.36%
(1) Refer to "Non-GAAP Financial Measures Definitions"

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$19,701	$19,191	$18,927	$19,335	$18,769
Net deposits	696	1,047	921	884	845
Premium and interest bonuses	16	16	16	17	14
Fixed interest credited and index credits	86	95	64	99	148
Guaranteed product rider fees	(27)	(27)	(26)	(27)	(21)
Surrenders, withdrawals, deaths, etc.	(420)	(436)	(711)	(624)	(420)
Reinsurance treaty cession	—	(185)	—	(758)	—
Account balance at end of period	$20,052	$19,701	$19,191	$18,926	$19,335
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
Deferred Annuity Rider Reserve Summary

(Dollars in millions)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Rider reserve	$244	$244	$227	$211	$193
Account value with rider reserves	10,621	10,365	9,924	9,593	9,177
Rider reserves as a percentage of account value with rider reserves	2.3%	2.3%	2.3%	2.2%	2.1%

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

Annuity Deposits by Product Type

	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Product Type	(Dollars in millions)		(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$521	$556	$1,764	$1,338
Fixed Strategy	67	75	244	229
	588	631	2,008	1,567

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	1	7	4
Multi-Year Rate Guaranteed	107	213	650	578
Total before coinsurance ceded	696	845	2,665	2,149
Coinsurance ceded	—	—	1	—
Net after coinsurance ceded	$696	$845	$2,664	$2,149

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at September 30, 2019 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$16,348	82%
Single-Year Rate Guaranteed	10	1	1%	295	1%
Multi-Year Rate Guaranteed	5	4	7%	3,409	17%
Total				$20,052	100%

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$394	$2,317
0.0% < 2.0%	18	66
2.0% < 4.0%	13	392
4.0% < 6.0%	272	1,157
6.0% < 8.0%	1,150	1,983
8.0% < 10.0%	1,847	3,653
10.0% or greater	10	6,780
	$3,704	$16,348

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,580	—%
2019	335	4%
2020 - 2021	3,127	5%
2022 - 2023	2,828	7%
2024 - 2025	3,649	9%
Thereafter	7,533	11%
	$20,052	8%

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$520	$1,319
0.0% - 1.0%	198	1,374
1.0% - 2.0%	519	44
2.0% - 3.0%	2,467	5
Allocated to index strategies	—	13,606
	$3,704	$16,348

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,597	$533	$5
2-3%	1,322	—	—	—	—
3-4%	1,207	—	300	—	—
4-5%	482	—	171	—	—
5-6%	336	3	22	—	—
6-7%	126	6	29	—	2
7% +	141	76	204	—	63
Total:	$3,614	$85	$2,323	$533	$70

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,196
1% to 2%	2,674
2% to 3%	496
3% +	83
Total:	$5,449

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$18
2% to 5%	2	—
5% to 7%	12	45
7% to 9%	—	35
9% to 11%	—	15
11% to 13%	—	8
Total:	$14	$121
There is an additional $1,397 million Account Value allocated to strategies not listed above. Of this $1,397 million, $13 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Summary of Invested Assets by Asset Class

(Dollars in millions)	September 30, 2019			December 31, 2018
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$37	$38	—%	$120	$119	—%
United States Government sponsored entities	138	139	1%	107	106	—%
United States municipalities, states and territories	1,245	1,334	5%	1,216	1,187	5%
Foreign Governments	138	155	1%	129	121	1%
Corporate securities:
Finance, insurance and real estate	4,174	4,373	16%	4,307	4,088	17%
Manufacturing, construction and mining	722	750	3%	632	574	2%
Utilities, energy and related sectors	2,428	2,537	9%	2,527	2,306	10%
Wholesale/retail trade	1,608	1,638	6%	1,520	1,376	6%
Services, media and other	2,406	2,576	9%	2,227	2,035	9%
Hybrid securities	1,035	1,067	4%	992	901	4%
Non-agency residential mortgage-backed securities	826	864	3%	920	925	4%
Commercial mortgage-backed securities	2,857	3,040	11%	2,568	2,537	11%
Asset-backed securities	1,691	1,737	6%	1,542	1,549	6%
CLO securities	3,742	3,658	13%	3,411	3,283	14%
Alternative investments	993	985	4%	563	560	2%
Equity securities	1,035	1,030	4%	1,475	1,332	6%
Commercial mortgage loans	444	460	2%	482	483	2%
Residential mortgage loans	392	397	1%	185	187	1%
Other (primarily derivatives and limited partnerships)	486	605	2%	481	240	1%
Short term investments	—	—	—%	—	—	—%
Total (a)	$26,397	$27,383	100%	$25,404	$23,909	100%
(a) Asset duration, including cash and cash equivalents, of 6.73 years and 6.57 years vs. liability duration of 6.79 years and 6.19 years for the periods ending September 30, 2019 and December 31, 2018, respectively.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities at September 30, 2019 (unaudited)

NAIC Designation	Fair Value	Percent
	(Dollars in millions)
1	$12,919	54%
2	9,527	40%
3	1,118	5%
4	269	1%
5	72	—%
6	2	—%
	$23,907	100%

Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)
AAA	$585	2%
AA	1,556	7%
A	6,579	28%
BBB	9,170	38%
Not rated	4,153	17%
Total investment grade	22,043	92%
BB	1,316	6%
B and below	434	2%
Not rated	114	—%
Total below investment grade	1,864	8%
	$23,907	100%

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	September 30, 2019
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$138	$139
Prime	591	623
Subprime	87	90
Alt-A	148	151
	$964	$1,003
Total by NAIC designation
1	$912	$952
2	43	43
3	7	6
4	2	2
5
	$964	$1,003

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Top 10 Holdings by Issuers

(Dollars in millions)	September 30, 2019
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
AT&T Inc.	$138	0.5%
HSBC Holdings	130	0.5%
Metropolitan Transportation Authority (NY)	124	0.5%
General Motors Co	121	0.4%
HP Enterprise Co	119	0.4%
Prudential Financial Inc	118	0.4%
American Intl Group	116	0.4%
Viacom Inc	112	0.4%
Nationwide Mutual Insurance Company	110	0.4%
JP Morgan Chase & Co.	110	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,519	A+	Not Rated	A+	Not Rated
Kubera Insurance (SAC) Ltd	852	Not Rated	Not Rated	Not Rated	Not Rated
Security Life of Denver	158	Not Rated	A+	A	A2
Hannover Re	130	A+	AA-	Not Rated	Not Rated
London Life	107	A+	Not Rated	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(All periods are unaudited)
Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Jon Bayer
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2019 (Unaudited)
First Quarter	$8.80	$6.57	$7.87	$0.01
Second Quarter	$8.96	$7.87	$8.40	$0.01
Third Quarter	$8.75	$6.31	$7.98	$0.01

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - September 30, 2019
(unaudited)
NON-GAAP FINANCIAL MEASURES DEFINITIONS
The following represents the definitions of non-GAAP measures used by the FGL Holdings.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate:
(i) the impact of net investment gains/losses, including other than temporary impairment ("OTTI") losses recognized in operations, but excluding realized gains and losses on derivatives hedging our indexed annuity policies,
(ii) the impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries,
(iii) the tax effect of affiliated reinsurance embedded derivative,
(iv) the effect of change in fair value of the reinsurance related embedded derivative,
(v) the effect of integration, merger related & other non-operating items,
(vi) impact of extinguishment of debt, and
(vii) net impact from Tax Cuts and Jobs Act.
Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Beginning with the quarter ended December 31, 2018, the Company updated its AOI definition to remove the incremental change due to the impact of the fair value accounting election for international subsidiaries. Management believes this revision will enhance the understanding of our business as the Company executes its growth strategy through international third party assumed business and is more relevant to investors as the impact of fair value accounting election can create an increases/decreases in the assumed liabilities that does not match the increase/decrease of the corresponding assets. This change will be applied on a prospective basis as the Company executes its growth strategy through international third party assumed reinsurance.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(unaudited)
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Attributable to Preferred Shareholders
Equity attributable to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGL Insurance")’s statutory basis capital and surplus plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGL Insurance’s statutory basis capital and surplus excluding IMR and AVR plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI, divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data

FGL HOLDINGS
Financial Supplement - September 30, 2019
(unaudited)
points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) funds withheld at fair value;
(v) the net payable/receivable for the purchase/sale of investments, and
(iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(unaudited)
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.

FGL HOLDINGS
Financial Supplement - September 30, 2019
(unaudited)
Research Analyst Coverage

Daniel Bergman
Citi Research
(212) 816-2132
Daniel.bergman@citi.com

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Mark A. Dwelle
RBC Capital Markets
(804) 782-4008
mark.dwelle@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com

John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com